                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 1996




                                 METRICOM, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                     0-19903                       77-0294597
(State of jurisdiction)      (Commission File No.)            (IRS Employer
                                                             Identification No.)



                              980 University Avenue
                            Los Gatos, CA 95030-2375
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 399-8200


                                       1.
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Item 5.       Other Events

         On June 6, 1996, Metricom, Inc. issued a press release announcing a proposed private placement of convertible subordinated notes, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.



Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

Exhibit
Number                     Description
- ---------                  --------------
99.1                       Press Release, dated June 6, 1996.


                                       2.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Metricom, Inc.



Dated:  June 6, 1996             By: /s/ William D. Swain
                                     -------------------------------------------
                                     William D. Swain
                                     Chief Financial Officer and Secretary


                                       3.
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                                  EXHIBIT INDEX


Exhibit
Number                     Description
- ---------                  --------------
99.1                       Press Release, dated June 6, 1996.


                                       4.